Exhibit 99.1

June 2026

OUTLINE I. Overview 3 II. 1Q26 Highlights / Topics of Interest 8 » Signature Bank of Georgia Acquisition 9 » Earning Assets 11 » Funding 16 » Net Interest Margin (NIM) 19 » Risk Management 25 » Capital 29 » Non - Interest Income Highlights 33 » Revenue 40 » Non - Interest Expense 43 » Net Income 46 2

OVERVIEW Impacting Lives for Success and Significance

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OUR IDENTITY 5

OVERVIEW » Began in 1995 » Focused on Organic Growth, Augmented with Opportunistic Acquisitions ▪ 2004 – Newberry Federal ▪ 2006 – Bank of Camden ▪ 2008 – EAH Financial Planning Practice ▪ 2011 – Palmetto South Mortgage Corp. ▪ 2014 – Savannah River Financial Corp. ▪ 2017 – Cornerstone National Bank ▪ 2026 – Signature Bank of GA » March 31, 2026 ▪ $2.4 billion total assets ▪ Twenty - three (23) banking offices ▪ Largest community bank in SC Midlands » Dividends ▪ 97 Consecutive Quarters ▪ Current Yield – 2.11% 1 1 Based on 5/26/26 closing price of $30.38. Georgia South Carolina 6

Four Lines of Business OVERVIEW 7

1Q26 HIGHLIGHTS / TOPICS OF INTEREST Impacting Lives for Success and Significance

SIGNATURE BANK OF GEORGIA ACQUISITION » Accomplishes two Strategic Initiatives ▪ Additional growth market ▪ Addition of GGL/SBA lines of business » Closing: January 8, 2026 » Systems Conversion: March 13, 2026

ACQUISITION HIGHLIGHTS

Expansion is consistent with First Community's focus on thoughtful entry into growth markets

Augusta, GA	Greenville, SC	Rock Hill, SC / Charlotte MSA	Sandy Springs, GA / Atlanta MSA
2014	2017	2022	2026

Establishing a presence in the dynamic and high-growth Atlanta-Sandy Springs-Roswell, Georgia MSA

Proven expertise in SBA lending generating significant fee income

Ability to scale wealth management and residential mortgage platforms to a wider client base

Attractive transaction terms drive compelling pro forma financial results

Manageable TBV dilution (2.2 years earnback) coupled with meaningful capital accretion (TCE / TA improvement of ~35 bps) [1]

[1] Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

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EARNING ASSETS Impacting Lives for Success and Significance

Yield 5.32% 5.65% 5.84% 5.94% Loan Portfolio 2026 YTD Annualized Growth = 13.1% 2 CRE as a % of RBC = 313.8% (4 th Quarter for 2023 - 2025 and 1 st Quarter for 2026) EARNING ASSETS Composition 3/31/26 Millions 1 1 Includes $195.7 million related to the acquisition of Signature Bank. 2 Excludes $195.7 million related to the acquisition of Signature Bank. 12

» 2025 $90.5 million 7.4% annualized growth rate » 1Q26 $42.4 million 1 13.1% annualized growth rate Notes: » Percent of Growth : 2025 ▪ CRE 63.5% ▪ C&I 5.7% ▪ Residential Mortgage 16.6% ▪ Other 14.2% » Interest Rate Sensitivity : ▪ Principal cash flows, excluding prepayment estimates • 2Q26 $92.6 million at a weighted average rate of 6.09% • 2Q26 – 4Q26 $214.8 million at a weighted average rate of 6.02% Loan Portfolio Growth EARNING ASSETS 1 Excluding $195.7 million related to the acquisition of Signature Bank. 13

Yield 3.59% 3.40% 3.30% 3.32% AOCI/(AOCL) 1 ($28.2) ($25.5) ($18.4) ($18.8) Investment Portfolio Average Life: 5.2 years Effective Duration: 3.3 $506.2 $491.7 EARNING ASSETS Millions $492.2 1 AOCI is accumulated other comprehensive income and (AOCL) is accumulated other comprehensive loss. $512.6 Composition 3/31/26 14 (4 th Quarter 2023 - 2025 & 1 st Quarter 2026)

Notes: Mix (1Q26) : » Floating 28.3% » Fixed 71.7% Principal Cash Flows : » 2Q26 – 4Q26 $44.4 million at a weighted average rate of 3.94% » FY 2027 $45.0 million at a weighted average rate of 3.74% Investment Portfolio EARNING ASSETS 15

FUNDING Impacting Lives for Success and Significance

Total Deposit Cost 1.69% 1.91% 1.73% 1.80% Non - Interest Bearing 29% 28% 27% 27% Millions $1,573.9 $1,779.0 $1,856.7 (4 th Quarter 2023 - 2025 & 1 st Quarter 2026) $2,148.1 1 FUNDING 12/31/2023 12/31/2024 12/31/2025 03/31/2026 High Quality Deposit Franchise 1 Includes $229.8 million related to the acquisition of Signature Bank. 17

2025 » Sources of funds (Millions) Cash $ 2.5 Customer Deposits 84.0 Customer Cash Management 4.1 Capital 23.1 Other 2.5 Total $ 116.2 » Uses of funds Loans (includes loans held - for - sale) $ 91.6 Short - Term Investments & CDs 13.7 Brokered CDs 10.4 Investment Portfolio 0.5 Total $ 116.2 Summary: We experienced strong customer deposit growth (4.4%) and capital accretion, which was utilized to fund loan portfolio growth (7.4%) and reduce brokered CDs to zero. Balance Sheet - Sources and Uses FUNDING 18

NET INTEREST MARGIN Impacting Lives for Success and Significance

NET INTEREST MARGIN (NIM) 20 1 Purchase accounting loan amortization on the acquired Signature Bank loan portfolio resulted in amortization expense of $437 thousand, thus reducing loan yields by 0.12%. 1

NET INTEREST MARGIN (NIM) 21

NET INTEREST MARGIN (NIM) 22

NET INTEREST MARGIN (NIM) 1 Purchase accounting amortization on the acquired Signature Bank loan portfolio resulted in amortization expense of $437 thous and , thus reducing net interest margin by 0.08%. 23 1

24 Notes: » NIM inflection began 2Q24 » Eight consecutive quarters of NIM expansion » Loan principal cash flows, excluding prepayment estimates: • 2Q26 $92.6 million at a weighted average rate of 6.09% • 2Q26 – 4Q26 $214.8 million at a weighted average rate of 6.02% » Investment portfolio principal cash flows: • 2Q26 – 4Q26 $44.4 million at a weighted average rate of 3.94% NET INTEREST MARGIN (NIM) 24

RISK MANAGEMENT Impacting Lives for Success and Significance

Credit Quality RISK MANAGEMENT Net Charge - Offs (Recoveries) NPA / Assets 26

Provision for (Release of) Credit Losses ($ in thousands) Credit Quality RISK MANAGEMENT Allowance for Credit Losses as a Percentage of Total Loans 27

RISK MANAGEMENT 28

CAPITAL Impacting Lives for Success and Significance

30 Leverage Ratio (Bank) Total Capital Ratio (Bank) CAPITAL *On 5/7/26, announced a plan to utilize up to $7.5 million of capital to repurchase shares of FCCO’s common stock (3.4% of total shareholders’ equity at the time of the announcement). 30

Tangible Book Value CAPITAL Tangible Common Equity 31

Dividend CAPITAL 32

NON - INTEREST INCOME HIGHLIGHTS Impacting Lives for Success and Significance

Financial Planning / Investment Advisory Services AUM (millions) NON - INTEREST INCOME HIGHLIGHTS 34

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) Pre - tax Profit Margin 31.0% 34.8% 38.5% 38.8% NON - INTEREST INCOME HIGHLIGHTS Thousands 35

Residential Mortgage Banking Production (millions) NON - INTEREST INCOME HIGHLIGHTS $135.7 $165.6 $202.7 36 $42.0

Pre - tax Profit Margin 2.5% 28.1% 39.5% 42.4% Residential Mortgage Banking Revenue and Pre - Tax Income ($ in thousands) $3,090.3 1 $5,201.3 1 $9,479.3 1 Note: Pre - tax net income includes fund transfer pricing, ACL, and miscellaneous allocations. 1 Includes mortgage late charges and other mortgage revenue. NON - INTEREST INCOME HIGHLIGHTS $12,354.1 1 37

Government Guaranteed Lending (GGL) Production (millions) NON - INTEREST INCOME HIGHLIGHTS 38 Note: 1) On April 10, 2026, First Community received the Preferred Lender Status from the Small Business Administration. 2) Loan Portfolio Size $52.6 million in loans held - for - investment and $0.6 million in loans held - for - sale.

Government Guaranteed Lending (GGL) Revenue and Pre - Tax Income ($ in thousands) NON - INTEREST INCOME HIGHLIGHTS 39 $1,412.6 Note: Pre - Tax Net Income includes funds transfer pricing, ACL and miscellaneous allocations.

REVENUE Impacting Lives for Success and Significance

(Millions) $60.6 $66.3 Total Revenue 1 Strength in Diversity of Revenue REVENUE 1 Adjusted for Securities Gains/Losses and early extinguishment of debt. 1 $79.0 41

(Thousands) $19,530 $18,372 $20,602 Total Revenue 1 Strength in Diversity of Revenue $20,287 REVENUE $17,694 1 1 Adjusted for Securities Gains/Losses and early extinguishment of debt. 42 $23,159

NON - INTEREST EXPENSE Impacting Lives for Success and Significance

NON - INTEREST EXPENSE Non - interest Expense (Millions) $53.3 $43.1 $47.5 44

NON - INTEREST EXPENSE Non - interest Expense (Millions) $11.8 $17.0 $13.1 $13.7 $13.8 $12.8 45

NET INCOME Impacting Lives for Success and Significance

1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, gain on investment in a bank fintech fun d, loss on disposition of assets related to the downtown Augusta branch closure, loss on early extinguishment of debt, gains on sale of OREO, write - downs, and OREO, gains on in surance proceeds, non - recurring BOLI income, and merger expenses. S ee non - GAAP reconciliation on pages 50 - 52. Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings NET INCOME Thousands 47

1 Core net income and EPS exclude merger expenses, gain on sale of OREO, write - downs on OREO, gains on insurance proceeds, and a gain on investment in a bank fintech fund. S ee non - GAAP reconciliation on pages 50 - 52. Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings By Quarter NET INCOME Thousands 48

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to “First Community,” the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or “FCB”) and its wholly - owned subsidiaries . Any reference to “Signature Bank,” “Signature” or “SGBG” shall mean Signature Bank of Georgia . Additionally, unless otherwise noted, all Year - to - Date (YTD) figures refer to either March 31 , 2025 , or March 31 , 2026 , as indicated . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the US Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) the risk that anticipated cost savings or other expected benefits of the SGBG acquisition may not be realized ; (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (3) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected, including unemployment levels, supply chain disruptions, higher inflation, and slowdowns in economic growth ; (4) the rate of delinquencies and amounts of charge - offs, the level of allowance for credit loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (5) changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental, or legislative action ; (6) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could continue to have a negative impact on the Company ; (7) changes in interest rates, which have and may continue to affect our deposit and funding costs, net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities ; (8) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties ; (9) elevated inflation which causes adverse risk to the overall economy, and could indirectly pose challenges to our customers and to our business ; (10) any increases in FDIC assessment which has increased, and may continue to increase, our cost of doing business ; and (11) the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as epidemics and pandemics, war or terrorist activities, essential utility outages, deterioration in the global economy, instability in the credit markets, disruptions in our customers’ supply chains or disruption in transportation . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the annual report on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K) filed with the SEC and available at the SEC’s internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . 49

NON - GAAP FINANCIAL MEASURES NON - GAAP FINANCIAL MEASURES – This presentation contains certain non - GAAP financial measures that are not in accordance with US Generally Accepted Accounting Principles (GAAP) . We use certain non - GAAP financial measures to provide meaningful, supplemental information regarding our operational results and to enhance investors’ overall understanding of our financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to our GAAP results . See the end of this presentation for a non - GAAP financial measures reconciliation to the most directly comparable GAAP financial measure . The table below provides a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 50

NON - GAAP RECONCILIATION The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 51 1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, gain on investment in a bank fintech fun d, loss on disposition of assets related to the downtown Augusta branch closure, loss on early extinguishment of debt, gains on sale of OREO, write - downs, and OREO, gains on in surance proceeds, non - recurring BOLI income, and merger expenses. Core net income ($ in thousands) 2022 2023 2024 2025 Core net income (non-GAAP) $ 14,665 $ 12,702 $ 14,060 $ 20,346 Effect to adjust for non-core items 1 (52) (859) (105) (1,141) Net Income (GAAP) $ 14,613 $ 11,843 $ 13,955 $ 19,205 Core EPS ($ in dollars) Core EPS - diluted (non-GAAP) $ 1.93 $ 1.66 $ 1.82 $ 2.65 Effect to adjust for non-core items 1 (0.01) (0.11) (0.01) (0.18) EPS - diluted (GAAP) $ 1.92 $ 1.55 $ 1.81 $ 2.47 Pre-tax, pre-provision earnings 2022 2023 2024 2025 Pre-tax, pre-provision earnings (non-GAAP) $ 18,259 $ 16,169 $ 18,579 $ 25,629 Effect to adjust for pre-tax, pre-provision earnings (3,646) (4,326) (4,624) (6,424) Net Income (GAAP) $ 14,613 $ 11,843 $ 13,955 $ 19,205

NON - GAAP RECONCILIATION The tables below provide a reconciliation of non - GAAP measures to GAAP for each of the periods indicated: 52 1 Core net income and EPS exclude merger expenses, gain on sale of OREO, write - downs on OREO, gains on insurance proceeds, and a g ain on investment in a bank fintech fund. Core net income ($ in thousands) 1Q25 2Q25 3Q25 4Q25 1Q26 Core net income (non-GAAP) $ 3,996 $ 5,366 $ 5,628 $ 5,356 $ 6,754 Effect to adjust for non-core items 1 1 (180) (436) (526) (1,256) Net Income (GAAP) $ 3,997 $ 5,186 $ 5,192 $ 4,830 $ 5,498 Core EPS ($ in dollars) Core EPS - diluted (non-GAAP) $ 0.51 $ 0.70 $ 0.73 $ 0.70 $ 0.73 Effect to adjust for non-core items 1 0.00 (0.03) (0.06) (0.08) (0.14) EPS - diluted (GAAP) $ 0.51 $ 0.67 $ 0.67 $ 0.62 $ 0.59 Pre-tax, pre-provision earnings 1Q25 2Q25 3Q25 4Q25 1Q26 Pre-tax, pre-provision earnings (non-GAAP) $ 5,618 $ 6,447 $ 6,789 $ 6,775 $ 6,128 Effect to adjust for pre-tax, pre-provision earnings (1,621) (1,261) (1,597) (1,945) (630) Net Income (GAAP) $ 3,997 $ 5,186 $ 5,192 $ 4,830 $ 5,498